UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

December 21, 2017

(Date of Report (Date of Earliest Event Reported))

LA-Z-BOY INCORPORATED

(Exact name of registrant as specified in its charter)

MICHIGAN	1-9656	38-0751137
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

One La-Z-Boy Drive, Monroe, Michigan	48162-5138
(Address of principal executive offices)	Zip Code

Registrant’s telephone number, including area code (734) 242-1444

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On December 21, 2017, La-Z-Boy Incorporated (“we,” “us,” “our” or the “Company”) entered into a settlement agreement and release (the “Settlement Agreement”)  with Megdal Associates, LLC, a Pennsylvania limited liability company; Terry Megdal, an individual; Janice Faller, an individual; Dr. William Megdal, individually and as Custodian and/or Power of Attorney for Rachel Rose Megdal, Lydia Camille Megdal, and Miriam Iris Megdal;  and Leland Schermer, an individual (collectively, “Megdal”), with respect to the civil lawsuit filed against us over a contract Megdal claimed required us to make payments in respect of certain power units (the “Contract”).

Under the terms of the Settlement Agreement, the parties settled the legal dispute with no admission of liability, wrongdoing or responsibility by any of the parties, released each other from all future and past claims under the contract, including resolving all associated future royalty obligations, and agreed to dismiss all claims with prejudice, and we have agreed to pay Megdal the aggregate sum of $13.5 million which we will pay during the third quarter of fiscal 2018.

The settlement follows a verdict returned against us in fiscal 2016 with respect to the Contract, at which time we recognized an expense of $5.5 million in our consolidated statement of income. Subsequent to the verdict we have accrued an additional $3.9 million of expense related to royalties and interest related to this matter.  With the announced settlement, we will recognize an additional charge of $4.1 million in the third quarter of fiscal 2018.

A copy of the Settlement Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the Settlement Agreement in this Item 1.01 does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Settlement Agreement.

Item 9.01  Financial Statements and Exhibits

(d)      The following exhibits are furnished as part of this report:

Description
10.1	Confidential Settlement Agreement

EXHIBIT INDEX

Exhibit No.	Description

10.1	Confidential Settlement Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LA-Z-BOY INCORPORATED
(Registrant)

Date: December 27, 2017

	BY:	/s/ Lindsay A. Barnes
Lindsay A. Barnes
Vice President, Corporate Controller and Chief Accounting Officer